                                                             OMB APPROVAL
                                                         OMB Number: 3235-0060
                                                        Expires: March 31, 2003
                                                       Estimated average burden
                                                       hours per response: 1.25




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 15, 2003

                           SIMON PROPERTY GROUP, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    001-14469                046268599
         ------------                -------------             -----------
        (State or other             (Commission File           (IRS Employer
        jurisdiction of                 Number)             Identification No.)
        incorporation)


             115 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA 46204
             -------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (317) 636-1600
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
             (Former name or address, if changed since last report)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 15, 2003, Simon Property Group, Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 hereto and the text of which is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c)  Exhibits.

                  99.1     Press Release, dated January 15, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 15, 2003

                                           SIMON PROPERTY GROUP, INC.


                                           By:  /S/ JAMES M. BARKLEY
                                                -------------------------------
                                                Name:    James M. Barkley
                                                Title:   Secretary and General
                                                         Counsel

                                  EXHIBIT INDEX

         EXHIBIT           DESCRIPTION
         -------           -----------
         99.1              Press Release, dated January 15, 2003.